UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): February 4, 2015

Entia Biosciences, Inc.
 (Exact name of registrant as specified in charter)

Commission File Number:  000-52864

Nevada	26-0561199
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

13565 SW Tualatin-Sherwood Rd. #800 Sherwood, OR 97140	98648
(Address of principal executive offices)	(Zip Code)

(503) 334-3575
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On February 4, 2015 Entia Biosciences, Inc. received a Notice of Conversion from KBM Worldwide, Inc. under which KBM converted $27,500 of principal and $1,700 of accrued interest based on a convertible promissory note issued by Entia to KBM on July 9, 2014 in the principal amount of $42,500.  Under the Notice of Conversion KBM converted $29,500 into 357,843 shares of common stock.  This is the final conversion under the July 9, 2014 note.  The shares issued to KBM are exempt from registration based on Section 4(2) of the Securities Act as a transaction not involving a public offering.  KBM had access to the required information about Entia and is a sophisticated investor.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTIA BIOSCIENCES, INC. (Registrant)

Date: February 6, 2015	By:	/s/ Marvin S. Hausman, M.D.
Marvin S. Hausman, M.D. President and CEO